EXHIBIT 16.1


              [LETTERHEAD OF MARDEN HARRISON & KREUTER CPA'S P.C.]



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of the current report on Form 8-K of KSW, Inc. and Subsidiary for September 30, 2002 and we agree with the statements contained therein insofar as they relate to our firm.




Very truly yours,

/S/ Marden Harrison & Kreuter



White Plains, New York
October 7, 2002